SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)     August 13, 2002


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                   88-0409143
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(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


 8283 NORTH HAYDEN ROAD, SUITE 250, SCOTTSDALE, ARIZONA            85258
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      (Address of principal executive office)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code (480) 368-8080


                                       N/A
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          (Former name or former address if changed since last report)


Item 5. Other Events and Regulation FD Disclosure


The following list of debts and/or options have been retired for Restrictive shares of the company's common stock.

Name                        Type     Amount        Shares      Price      Date
-------------------------------------------------------------------------------------------
Alan Schram                 Debt    $25,000.00      33,333      $.75      August 13, 2002
John E. Karow               Debt     $6,412.50      16,000      $.40      August 22, 2002
Elibrand Retail Consulting  Debt       $34,200     190,000      $.18      September 17, 2002
Lynn Bella Budd             Debt       $61,200     340,000      $.18      September 17, 2002
Jay H. Budd                 Debt       $81,900     455,000      $.18      September 17, 2002
Brandon Budd                Options                150,000      $.18      September 17, 2002
--------------------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TEL-VOICE COMMUNICATIONS, INC.


Date:    September 17, 2002                               By:  /S/ JAY H. BUDD
                                                     ---------------------------
                                                              Jay H. Budd